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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): May 23, 2006



                           LUCENT TECHNOLOGIES INC.
            (Exact name of registrant as specified in its charter)

         Delaware                 1-11639                 22-3408857
     (State or other          (Commission File         (I.R.S. Employer
     jurisdiction of              Number)           Identification Number)
      incorporation)



 600 Mountain Avenue, Murray Hill,                       07974
             New Jersey
  (Address of principal executive                     (Zip Code)
              offices)


  Registrant's telephone number, including area code: 908-582-8500


                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

On May 23, 2006, the Chief Financial Officer of Lucent Technologies Inc., John Kritzmacher, used the material attached hereto as Exhibit 99.1 in a presentation at an investor conference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT NO. DESCRIPTION
----------- -----------
    99.1    Presentation


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LUCENT TECHNOLOGIES INC.

Date: May 24, 2006                By:    /s/ William R. Carapezzi, Jr.
                                      -----------------------------------------
                                       Name:  William R. Carapezzi, Jr.
                                       Title: SVP, General Counsel & Secretary








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




                                  EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION
----------- -----------
   99.1     Presentation























                                       4